UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2006

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,

Suite 500

Dallas, Texas 75248

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 20, 2006 Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing it has entered into definitive agreements to form a joint venture with the Welspun Group, one of India’s leading manufacturers of tubular products and textiles, to design, engineer and construct a manufacturing facility in the Southwest United States capable of producing 300,000 net tons annually of Spiral Welded Tubulars in the 24” to 60” outside diameter range with best in class coating capabilities.  The newly formed company, which will be named Welspun-Lone Star Tubulars LLC, will be owned 40% by Lone Star and 60% by Welspun Pipes, Inc., a wholly owned subsidiary of Welspun Gujarat Stahl Rohren Limited, the Welspun Group’s steel pipe manufacturing arm.  The joint venture investment will total approximately $66 million with Lone Star investing up to $26.4 million.

The Press Release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
10.1	Limited Liability Company Agreement of Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.2	Contribution Agreement among Lone Star, Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.3	Mutual Services Agreement among Lone Star, Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.4	Trademark License Agreement between Lone Star Steel Company, L.P. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.5	Trademark License Agreement between Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
99.1	Press Release dated December 20, 2006 regarding formation of Welspun-Lone Star Tubulars LLC
99.2	Frequently Asked Questions (FAQs)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary
Date:	December 20, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Limited Liability Company Agreement of Welspun-Lonestar Tubulars LLC dated December 20, 2006
10.2	Contribution Agreement among Lone Star, Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.3	Mutual Services Agreement among Lone Star, Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.4	Trademark License Agreement between Lone Star Steel Company, L.P. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
10.5	Trademark License Agreement between Welspun Pipes, Inc. and Welspun-Lone Star Tubulars LLC dated December 20, 2006
99.1	Press Release dated December 20, 2006 regarding formation of Welspun-Lone Star Tubulars LLC
99.2	Frequently Asked Questions (FAQs)